                            FOURTH AMENDMENT TO THE
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


  THIS FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 30th day of October, 1997, by and among COMMUNICATIONS CENTRAL INC., a Georgia corporation ("CCI"), COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation ("CCG"), INVISION TELECOM, INC., a Georgia corporation ("InVision") (CCI, CCG and InVision being herein collectively called "Borrowers" and individually called "Borrower"), and FIRST UNION NATIONAL BANK (formerly, First Union National Bank of Georgia), a national banking association ("Lender").

                             W I T N E S S E T H:
                             - - - - - - - - - -

  WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of August 15, 1996, as amended by (a) the First Amendment to the Second Amended and Restated Credit Agreement (the "First Amendment") dated October 8, 1996, (b) the Second Amendment to the Second Amended and Restated Credit Agreement (the "Second Amendment") dated July 1, 1997, and (c) the Third Amendment to the Second Amended and Restated Credit Agreement (the "Third Amendment") dated as of September 1, 1997 (such Second Amended and Restated Credit Agreement, as amended by the First Amendment, Second Amendment and Third Amendment being hereinafter referred to as the "Credit Agreement"), between Borrowers and Lender, Lender made available to Borrowers a term loan (the "Tranche A Loan") in an aggregate principal amount of Fifty Million Dollars ($50,000,000), a revolving credit facility permitting, subject to the terms and conditions thereof, advances of up to Thirteen Million Dollars ($13,000,000) at any one time outstanding (the "Tranche B Loans"), and an additional term loan (the "Tranche C Loan") in an aggregate principal amount of Twelve Million Dollars ($12,000,000); and

  WHEREAS, the Tranche C Loan has been paid in full; and

  WHEREAS, Borrowers are in default with respect to certain financial covenants set forth in the Credit Agreement and the Lender is willing to waive such covenants through January 1, 1998, subject to the execution, delivery and performance by Borrowers of this Amendment; and

  WHEREAS, Borrowers and Lender desire to reduce the principal amount of the outstanding Tranche A Loan to $35,000,000 and to reduce the Tranche B Commitment to $3,000,000, and to modify the maturity and terms of repayment of such Tranche A and Tranche B Loans; and

  WHEREAS, Borrowers and the Lender desire to amend the Credit Agreement to reflect the terms of such modifications and other modifications to the Tranche A and Tranche B Loans more particularly described herein;

  NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. DEFINED TERMS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

  2.  AMENDMENT OF CERTAIN DEFINITIONS.

  (a) ADJUSTED LIBOR. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Adjusted LIBOR" in its entirety and by substituting therefor the following new definition of "Adjusted LIBOR" to read as follows:

               "Adjusted LIBOR" shall mean, for any day, the rate (rounded to
                --------------
          the next higher 1/100 of 1%) for U.S. dollar deposits of a one month maturity as reported on Dow Jones Markets (formerly, Telerate) Page 3750 as of 11:00 a.m., London time, for such day or, if such day is not a Business Day, the immediately preceding Business Day (or if not so reported, then as determined by the Lender from another recognized source of interbank quotation). Adjusted LIBOR shall be adjusted automatically on and as of the effective date of any change in the applicable rate specified above. As used herein, Adjusted LIBOR is merely a reference rate and should not be confused with traditional LIBOR pricing. It does not necessarily represent the lowest or best rate actually charged to any customer; and the Lender may make commercial loans or other loans at rates of interest at, above or below Adjusted LIBOR.

  (b) BUSINESS DAY. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Business Day" in its entirety and by substituting therefor the following new definition of "Business Day" to read as follows:

               "Business Day" shall mean any day excluding (a) Saturday, Sunday
                ------------
          and any other day on which banks are required or authorized to close in Atlanta, Georgia, and (b) if the applicable Business Day relates to any LIBOR Advance or the calculation of the Adjusted LIBOR therefor, any day on which trading is not carried on by and between banks in Dollars in the London interbank market.

  (c) CREDIT EXPIRATION DATE. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Credit Expiration Date" in its entirety and by substituting therefor the following new definition of "Credit Expiration Date" to read as follows:

               "Credit Expiration Date" shall mean April 30, 1998, as such date
                ----------------------
          may be extended, accelerated or amended from time to time pursuant to this Agreement.

  (d) APPLICABLE MARGIN. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" in its entirety and by substituting therefor the following new definition of "Applicable Margin" to read as follows:

               "Applicable Margin" shall mean, with respect to all Prime Rate
                -----------------
          Advances, 1.25% and, with respect to all LIBOR Advances, 4%.

  (e) TRANCHE A MATURITY DATE. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Tranche A Maturity Date" in its entirety and by substituting therefor the following new definition of "Tranche A Maturity Date" to read as follows:

               "Tranche A Maturity Date" shall mean April 30, 1998.
                -----------------------

  (f) TRANCHE B MATURITY DATE. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Tranche B Maturity Date" in its entirety and by substituting therefor the following new definition of "Tranche B Maturity Date" to read as follows:

               "Tranche B Maturity Date" shall mean April 30, 1998.
                -----------------------

  (g) TRANCHE B COMMITMENT. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Tranche B Commitment" in its entirety and by substituting therefor the following new definition of "Tranche B Commitment" to read as follows:

               "Tranche B Commitment" shall mean the obligation of the Lender to
                --------------------
          make Tranche B Loans to Borrowers, subject to the terms and conditions hereof, up to an aggregate principal amount not to exceed at any one time for all Tranche B Loans, the sum of Three Million Dollars ($3,000,000), subject to such reductions therein as may occur from time to time under the terms of this Agreement, including, without limitation, Section 2.2 and Section 3.3(e) hereof.

  3. ADDITIONAL DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by adding, in appropriate alphabetical order, the following new definitions:

               "Dial-Around Reimbursement" shall mean any and all reimbursement
                -------------------------
          payments made to Borrowers, and each of them, by long-distance or other telecommunication companies as compensation for calls made using toll-free and "dial-around" numbers, whether pursuant to order of the United States Federal Communications Commission, by agreement with such long-distance or other telecommunication companies or otherwise.

               "Dial-Around Reimbursement Payment" shall mean an amount equal to
                ---------------------------------
          (a) the amount of Dial-Around Reimbursement received by Borrowers at any given point in time from any source whatsoever, less (b) an amount equal to up to eighteen percent (18%) of such Dial-Around Reimbursement, up to a maximum of $500,000 per calendar quarter (prorated for any portion of a calendar quarter), which Borrowers have remitted to Perot Systems Corporation ("Perot") for application to the scheduled payments owing by Borrowers under that certain Mater Services Agreement (the "Master Services Agreement") between Perot and CCI dated as of April 1, 1997.

               "Tranche B Advance Date" shall have the meaning assigned to such
                ----------------------
          term in Section 2.2 hereof.

  4.  TRANCHE A LOAN.  The Credit Agreement is hereby amended by deleting
Section 2.1 thereof in its entirety and by substituting therefor a new Section
2.1 to read as follows:

               SECTION 2.1 TRANCHE A LOAN. Subject to and upon the terms and conditions set forth in this Agreement, the Lender has made a term loan (the "Tranche A Loan") to Borrowers in an aggregate principal amount equal to Thirty-Five Million Dollars ($35,000,000), representing the outstanding amount as of October 30, 1997, of the original $50,000,000 Tranche A Loan. The Tranche A Loan is evidenced by a promissory note, substantially in the form of Exhibit D attached
                                                             ---------
          hereto, payable to the Lender in the principal amount of the Tranche A Loan (together with any extension, renewal, modification, or replacement thereof or therefor, the "Tranche A Note"). Once repaid, the Tranche A Loan (and any portion thereof) may not be reborrowed.

  5.  TRANCHE B LOANS.  The Credit Agreement is hereby amended by deleting
Section 2.2 thereof in its entirety and by substituting therefor a new Section
2.2 to read as follows:

               SECTION 2.2 TRANCHE B LOANS. Subject to and upon the terms and conditions set forth in this Agreement, the Lender shall, upon the Borrowers' request, advance to Borrowers from time to time on the first Business Day of any calendar month ("Tranche B Advance Date") commencing November 3, 1997, but prior to the Tranche B Maturity Date, Tranche B Loans; provided, however, that the aggregate principal
                           --------  -------
          balance of Tranche B Loans advanced hereunder and the Letter of Credit Obligations shall not exceed at any time the Tranche B Commitment as in effect at such time (as such Tranche B Commitment may be reduced pursuant to this Agreement); any Advance of a Tranche B Loan shall not exceed $700,000 and only one (1) Advance may be borrowed on any Tranche B Advance Date. The Tranche B Loans shall be evidenced by a promissory note, substantially in the form of Exhibit E attached
                                                        ---------
          hereto, payable to the Lender in a principal amount equal to the Tranche B Commitment (together with any extension, renewal, modification or replacement thereof or therefor, the "Tranche B Note"). To the extent Tranche B Loans are repaid, they may not be reborrowed, and the repayment of a Tranche B Loan shall reduce

                                  ATTACHMENT 1


                                   Exhibit D

                                       to

                  Second Amended and Restated Credit Agreement
                          dated as of August 15, 1996

                          FORM OF AMENDED AND RESTATED
                                 TRANCHE A NOTE

                                  ATTACHMENT 2

                                   Exhibit E
                                       to
                  Second Amended and Restated Credit Agreement
                          dated as of August 15, 1996

                          FORM OF AMENDED AND RESTATED
                                 TRANCHE B NOTE

                                  ATTACHMENT 3

                                   Exhibit G
                                       to
                  Second Amended and Restated Credit Agreement
                          dated as of August 15, 1996

                       NOTICE OF TRANCHE B LOAN BORROWING



                              ______________, 19__



First Union National Bank
4570 Ashford Dunwoody Bank
Atlanta, Georgia  30346
Attn:  Commercial Banking



     Re: Second Amended and Restated Credit Agreement with Communications Central Inc., Communications Central of Georgia, Inc., and InVision Telecom, Inc.


Gentlemen:


     Unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributable thereto in the Second Amended and Restated Credit Agreement, dated as of August 15, 1996 (the "Credit Agreement"), among
                                             ----------------
Communications Central of Georgia, Inc., Communications Central Inc., InVision Telecom, Inc. (collectively, the "Borrowers"), and First Union National Bank (the "Lender"), as amended from time to time.
      ------

     This Notice of Tranche B Loan Borrowing is delivered to Lender pursuant to
Section 2.8(a) of the Credit Agreement.

     The Borrowers hereby request a Tranche B Loan in the amount of $__________ to be made on _______________, 19__, and for interest to accrue thereon at the rate established by the Credit Agreement for [Prime Rate Advances] [LIBOR Advances].

     The Borrowers hereby represent and warrant to Lender that on the date the Tranche B Loan requested hereunder is made (both before and after giving effect to the making of such Tranche B Loan and after giving effect to the application, directly or indirectly, of the proceeds thereof):

     (a) No Default or Event of Default has occurred and is continuing; and

     (b)  The representations and warranties of the Borrowers contained in
          Article V of the

          Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date of such Tranche B Loan (other than those representations and warranties which are, by their terms, expressly limited to any earlier date);

     The Borrowers have caused this Notice of Tranche B Loan Borrowing to be executed and delivered and the representations and warranties contained herein to be made by their respective duly authorized officers this __ day of ________________, 19__.



                                   COMMUNICATIONS CENTRAL INC.



                                   By:
                                      ----------------------------------

                                    Title:
                                          ------------------------------

                                   [CORPORATE SEAL]



                                   COMMUNICATIONS CENTRAL OF
                                   GEORGIA, INC.



                                   By:
                                      ----------------------------------


                                    Title:
                                          ------------------------------


                                   [CORPORATE SEAL]



                                   INVISION TELECOM, INC.



                                   By:
                                      ----------------------------------

                                    Title:
                                          ------------------------------

                                   [CORPORATE SEAL]

                                  ATTACHMENT 4

                                   Exhibit H
                                       to
                  Second Amended and Restated Credit Agreement
                          dated as of August 15, 1996

                     NOTICE OF LOAN CONVERSION/CONTINUATION



                              ______________, 19__



First Union National Bank
4570 Ashford Dunwoody Bank
Atlanta, Georgia  30346
Attn:  Commercial Banking


     Re: Second Amended and Restated Credit Agreement with Communications Central Inc., Communications Central of Georgia, Inc., and InVision Telecom, Inc.

Gentlemen:

     Unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed thereto in the Second Amended and Restated Credit Agreement, dated as of August 15, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Communications Central of Georgia, Inc., Communications Central Inc., InVision Telecom, Inc. (collectively, the "Borrowers") and First Union National Bank (the "Lender").

     This Notice of Loan Conversion/Continuation is delivered to Lender pursuant to Section 2.8(b) of the Credit Agreement.

     The Borrowers hereby request that [$_______________ in outstanding Prime Rate Advances be converted on _____________, 19__ into a LIBOR Advance] [$_____________ in outstanding LIBOR Advances be converted on ____________, 19__, into a Prime Rate Advance.]

     The Borrowers hereby represent and warrant to Lender that on the date of the conversion requested hereunder (both before and after giving effect thereto) no Default or Event of Default has occurred and is continuing.

     The Borrowers have caused this Notice of Loan Conversion/Continuation to be executed and delivered and the representation and warranty contained herein to be made by their respective duly authorized officers this day of __________________, 19__.

                                COMMUNICATIONS CENTRAL INC.


                                   By:
                                      ----------------------------------

                                    Title:
                                          ------------------------------


                                   COMMUNICATIONS CENTRAL OF
                                   GEORGIA, INC.


                                   By:
                                      ----------------------------------

                                    Title:
                                          ------------------------------



                                   INVISION TELECOM, INC.



                                   By:
                                      ----------------------------------

                                    Title:
                                          ------------------------------

                                  ATTACHMENT 5

                                   Exhibit M
                                       to
                  Second Amended and Restated Credit Agreement
                          dated as of August 15, 1996

                  NOTICE OF DIAL-AROUND REIMBURSEMENT PAYMENT



                              ______________, 19__



First Union National Bank
4570 Ashford Dunwoody Bank
Atlanta, Georgia  30346
Attn:  Commercial Banking


     Re: Second Amended and Restated Credit Agreement with Communications Central Inc., Communications Central of Georgia, Inc., and InVision Telecom, Inc.

Gentlemen:

     Unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed thereto in the Second Amended and Restated Credit Agreement, dated as of August 15, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Communications Central of Georgia, Inc., Communications Central Inc., InVision Telecom, Inc. (collectively, the "Borrowers") and First Union National Bank (the "Lender").

     This Notice of Dial-Around Reimbursement Payment is delivered to the Lender pursuant to Section 3.3(e) of the Credit Agreement.

     1. The Borrowers hereby notify the Lender that they received, in the aggregate, the sum of $__________________ in Dial-Around Reimbursement(s) on _____________, 19__.

     2. The Borrowers hereby certify that the amount of Dial-Around Reimbursement Payment, based upon the amount of Dial-Around Reimbursement(s) received, due to the Lender pursuant to Section 3.3(e) of the Credit Agreement is $_______, and that such amount was computed in the following manner and that the method of calculation set forth below reflects an accurate method for calculating the amount of such Dial-Around Reimbursement Payment:

          Dial-Around Reimbursement Received                $
                                                             --------------

          Less ______% (maximum = 18%) of                  ($              )
          such payment paid to Perot Systems                 --------------
          Corporation (subject to maximum of
          $500,000 per calendar quarter,
          prorated for any portion thereof)

          Total Dial-Around Reimbursement Payment           $
          due Lender                                         -------------


     3. The Borrowers hereby represent and warrant to the Lender that as of the date hereof no Default or Event of Default has occurred and is continuing.

     5. The Borrowers have caused this Notice of Dial-Around Reimbursement Payment to be executed and delivered and the representations and warranties contained herein to be made by their respective duly authorized officers this day of __________________, 19__.

                                COMMUNICATIONS CENTRAL INC.


                                   By:
                                      ----------------------------------

                                    Title:
                                          ------------------------------



                                   COMMUNICATIONS CENTRAL OF
                                   GEORGIA, INC.


                                   By:
                                      ----------------------------------

                                    Title:
                                          ------------------------------



                                   INVISION TELECOM, INC.


                                   By:
                                      ----------------------------------

                                    Title:
                                          ------------------------------

                                       2